SPECIMEN COMMON STOCK CERTILFICATE

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NUMBER                                                                 SHARES




This Certifies That                                      is the owner of
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                                                              fully paid and
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non-assessable shares of the above Corporation transferable only on the books of the Corporation by tghe holder in person or by duly authorized Attorney upon surrender of the Certificate properly endorsed.

In Witness Whereof, The said Corporation has caused this Certificate of be signed by its duly authorized officers and to be sealed with the Seal of the Corporation

Dated
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                               [Seal of Corporation]

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This certificate is temporary.

The common stock represented by this ceruficate has not been registered under the Securities Act of 1933 as amended. The common stock has been acquired for investment and may not be sold, transferred, pledged, or hypothemted in the absence of an effective registration statement for the common stock under the Securities Act of 1933 as amended or an opinion of counsel satisfactory to the company that such registration is not required. Upon registration this certificate will be replaced with a definitive certificate of common stock.





     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM   --as tenants in common

TEN ENT   --as tenants by the entireties

JT TEN    --as joint tenants with right of survivorship and not as
            tenants in common

UNIF GIFT MIN ACT --                Custodian                 (Minor)
                    ----------------         -----------------
                    Under Uniform Gifts to Minor Act
                                                    ------------(State)

Please insert Social Security or Other Identifying number of Assignee

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For value received, the undersigned hereby sells, assigns and transfers unto

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           Please Print or Typewrite Name and Address of Assignee

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                                                                     Shares
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represented by the within Certificate, and hereby irrevocably constitues and appoints
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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.
Dated,
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                   In presence of
                                 -------------------------------------------

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Notice:  The signature to this assignment must correspond with the name as written upon the face of the certifcate in every particular without alteration or enlargement, or any change whatever.

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